AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 4th Quarter 2015
For the periods ended December 31, 2015, the AFL-CIO Housing Investment Trust's (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the 1-, 3-, 5-, and 10-year periods by 103, 56, 53, and 50 basis points, respectively. On a net basis, the HIT also outperformed the benchmark for the 1-, 3-, 5-, and 10-year periods by 58, 12, 9, and 5 basis points, respectively as shown below.
Performance for periods ended December 31, 2015 (Returns for periods exceeding one year are annualized)

	Quarter	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	(0.58%)	1.58%	2.00%	3.78%	5.01%
HIT Total Net Rate of Return	(0.69%)	1.13%	1.56%	3.34%	4.56%
Barclays Capital Aggregate Bond Index	(0.57%)	0.55%	1.44%	3.25%	4.51%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT's current prospectus.

The HIT's strategy of managing a portfolio with higher yield and higher credit quality relative to the benchmark to paid off in 2015. U.S. interest rates were volatile in 2015, due in part to geopolitical crises in Europe and the Middle East, uncertainty surrounding the timing of a Federal Reserve rate hike, varying indications of U.S. economic strength, and movements away from riskier assets. During the fourth quarter, Treasury rates rose and the yield curve flattened as the markets built in a federal funds rate hike. The Fed raised the federal funds rate 25 basis points in December despite low domestic and overseas inflation, the lack of growth in the Eurozone and slower growth in China, and plummeting oil prices.
Positive contributions to the HIT's performance in the fourth quarter relative to the Barclays Aggregate included:
•	The HIT's ongoing yield advantage over the Barclays Aggregate.
•	The portfolio's relative short duration as interest rates rose across the curve. Two-, 5-, 10-, and 30-year Treasury rates increased by 42, 40, 23, and 16 basis points (bps), respectively.
•
The portfolio's overweight to spread products, as swap spreads to Treasuries contracted. Five-, 7-, and 10-year swap spreads tightened by 6, 16 and 5 bps, respectively, while 2-year swap spreads were unchanged.

Negative impacts to the HIT's performance included:
•
Good performance by corporate bonds, the second best performing major sector in the Barclays Aggregate, with excess returns of 45 bps.  The HIT does not invest in corporate bonds, whereas the sector comprised 24.3% of the index as of December 31, 2015.

•
Mixed performance by agency multifamily mortgage-backed securities as spreads to Treasuries widened for most products.  FHA/Ginnie Mae multifamily permanent loan certificate spreads tightened by 6 bps, while construction/permanent spreads increased by 11 bps.  Fannie Mae DUS spreads also widened across all structures, with the benchmark Fannie Mae 10/9.5 spread increasing by 4 bps. The HIT had 22.6% invested in DUS securities of various structures at the end of December. The portfolio's allocation to high premium bonds mitigated the widening to some extent as they experienced less price compression as rates rose.

•
Strong performance by agency single family mortgage-backed securities (RMBS), the best performing major sector in the index with excess returns of 61 bps.  The HIT is underweight this sector with a 23.2% allocation versus 28.6% in the index.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                                                          2015 Q4 Highlights
While the U.S. markets and economy appear to be stronger and more stable than the broader global economy there are significant concerns about the markets in China and Europe. Geopolitical events in the Middle East and elsewhere will likely continue to cause higher market volatility. Lower energy prices and a stronger dollar may bring inflation down further. Despite the recent Federal Reserve rate hike, the HIT does not expect long-term U.S. interest rates to rise significantly due to low inflation and the negative impact of subdued global growth. The HIT's focus on multifamily investments should provide opportunities for the HIT to continue to earn superior yield and to produce the collateral benefits of putting union members to work, generating additional community jobs, and creating affordable housing.
Fourth Quarter Bond Sector Performance
Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.94%	0	5.87
Agencies	-0.75%	-4	4.02
Single family agency MBS (RMBS)	-0.10%	61	4.49
Corporates	-0.58%	45	7.04
Commercial MBS (CMBS)	-1.24%	-28	4.99
Asset-backed securities (ABS)	-0.57%	-7	2.32
Source: Bloomberg L.P.
Change in Treasury Yields
Maturity	9/30/15	12/31/2015	Change
3 Month	-0.015%	0.165%	0.181%
6 Month	0.069%	0.476%	0.408%
1 Year	0.313%	0.600%	0.286%
2 Year	0.631%	1.050%	0.419%
3 Year	0.902%	1.308%	0.406%
5 Year	1.358%	1.761%	0.403%
7 Year	1.737%	2.092%	0.355%
10 Year	2.038%	2.270%	0.233%
30 Year	2.854%	3.016%	0.162%
                             Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing.  This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.
This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                                                          2015 Q4 Highlights

Portfolio Data as of December 31, 2015

Net Assets	$5,455,281,628
Portfolio Effective Duration	5.052 years
Portfolio Average Coupon	3.25%
Portfolio Current Yield	3.27%
Portfolio Yield to Worst	2.61%
Convexity	0.099
Maturity	8.948 years
Average Price	102.81
Number of Holdings	960

Portfolio Percentage in Each of the Following Categories: 1
Multifamily MBS	62.04%
Agency Single-Family MBS	23.25%
U.S. Treasury	8.45%
AAA Private-Label CMBS	2.50%
Cash & Short-Term Securities	3.76%

Portfolio Percentage in Each of the Following Categories: 1
Agency Single-Family MBS	23.25%
CMBS – Agency Multifamily*	58.01%
U.S. Treasury Notes/Bonds	8.45%
State Housing Permanent Bonds	5.01%
State Housing Construction Bonds	1.38%
Direct Construction Loan	0.14%
Cash & Short-Term Securities	3.76%
 * Includes multifamily MBS (50.02%), AAA Private-Label CMBS (2.50%), and multifamily Construction MBS (5.49%).

Geographical Distribution of Long-Term Portfolio:2
West	9.53%
Midwest	15.05%
South	5.01%
East	18.95%
National Mortgage Pools	51.46%

1 Percentages weighted by unfunded construction-related security purchase commitments.
2 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

AFL-CIO HOUSING INVESTMENT TRUST                                                                                                                                                                          2015 Q4 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 3
Cash	3.76%	5-5.99 years	6.31%
0-0.99 years	12.40%	6-6.99 years	8.53%
1-1.99 years	5.41%	7-7.99 years	7.81%
2-2.99 years	10.80%	8-8.99 years	10.84%
3-3.99 years	12.64%	9-9.99 years	2.93%
4-4.99 years	12.89%	Over 10 years	5.68%

Maturity Distribution (based on average life):
0 – 1 year	8.52%
1 – 2.99 years	11.50%
3 – 4.99 years	25.93%
5 – 6.99 years	21.80%
7 – 9.99 years	21.31%
10 – 19.99 years	7.85%
Greater than 20 years	3.09%

Quality Distribution: 3
U.S. Government or Agency	88.51%
AAA	2.98%
AA	4.61%
A	0.00%
Not Rated	0.14%
Cash	3.76%

Bond Sector Distribution: 3,4
MBS	91.22%
Treasury	8.78%
Agency	0.00%

3 Percentages weighted by unfunded construction-related security purchase commitments.
4 Excludes cash and short-term equivalents.